SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                              NAME OF REGISTRANT
--------------------------------------------------------------------------------
                              Nations Annuity Trust
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:   N/A
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     2)  Aggregate number of securities to which transaction applies:    N/A
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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction: N/A
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( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid: N/A
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
                               Nations Reserves
                             Nations Annuity Trust
                           One Bank of America Plaza
                            101 South Tryon Street
                             Charlotte, N.C. 28255
                            TELEPHONE: 800-653-9427

                                                                   June 15, 2000

DEAR SHAREHOLDER:

     On behalf of the Boards of Trustees of Nations Reserves and Nations Annuity Trust, we are pleased to invite you to special meetings of shareholders of Nations International Equity Fund, Nations Emerging Markets Fund and Nations (Annuity Trust) International Growth Portfolio (each a "Fund" and together the "Funds") to be jointly held at 10:00 a.m., Eastern time, on August 1, 2000, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina (the "Meetings").

     At the Meetings, you will be asked to approve investment sub-advisory agreements that relate to the investment sub-advisory arrangement that each of the Funds has with Gartmore Global Partners ("Gartmore"). Gartmore has recently experienced three changes in ownership. These changes relate only to the corporate ownership of Gartmore or Gartmore's parent companies and have not resulted, and are not expected to result, in any significant change to the Gartmore personnel who manage the Funds or in the way that the Funds are managed. Nevertheless, the federal securities laws require that shareholders of each Fund be given the opportunity to approve new investment sub-advisory agreements in order to allow Gartmore to continue to serve as investment sub-adviser to the Funds whenever this type of change occurs.

     Accordingly, we are soliciting your vote on three interim investment sub-advisory agreements that have been put in place as a result of each of the three changes. Each interim agreement is substantially similar to the investment sub-advisory agreement previously approved by shareholders. Additionally, we are soliciting your vote on a definitive investment sub-advisory agreement that will serve as the agreement governing the sub-advisory relationship with Gartmore on a going-forward basis. Although some of the terms of this definitive agreement differ from those contained in the agreement previously approved by shareholders, the aggregate fees payable by each Fund for advisory services remains unchanged.

     Shareholders of Nations (Annuity Trust) International Growth Portfolio will also be asked to authorize such Fund to convert to a feeder fund in a master/feeder structure.

     All of the costs associated with this proxy solicitation are being borne by Banc of America Advisors, Inc., Gartmore and/or their affiliates. The Funds will not bear any of these expenses.

     THE BOARDS OF TRUSTEES OF NATIONS RESERVES AND NATIONS ANNUITY TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE TO APPROVE EACH INVESTMENT SUB-ADVISORY AGREEMENT. THE BOARD OF NATIONS ANNUITY TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO AUTHORIZE NATIONS (ANNUITY TRUST) INTERNATIONAL GROWTH PORTFOLIO TO CONVERT TO A FEEDER FUND IN A MASTER/FEEDER STRUCTURE.

     The formal Notice of Special Meetings, Proxy Statement and Proxy Ballot are enclosed. The proposed items and the reasons for the unanimous recommendations of the Boards of Trustees are discussed in detail in the enclosed materials, which you should read carefully. If you have any questions about the proposals, please do not hesitate to contact us at the toll-free number set forth above.

     We look forward to your attendance at the Meetings or to receiving your Proxy Ballot(s) so that your shares may be voted at the Meetings.

                                     Sincerely,
                                     A. MAX WALKER
                                     President and Chairman of the Board of
                                     Trustees of Nations Reserves and
                                     Nations Annuity Trust





     YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY SUBMITTING YOUR PROXY BALLOT(S) TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY FAX AT (704) 388-2641. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.

     Two Quick And Easy Ways To Submit Your Proxy

 As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your proxy at your convenience, 24 hours a day. After reviewing the enclosed Proxy Statement select one of the following quick and easy methods to submit your proxy -- accurately and quickly.

                    Vote On-Line                                   Vote By Toll-Free Phone Call
  1.    Read the enclosed Proxy Statement and have   1.    Read the enclosed Proxy Statement and have your
        your Proxy Ballot(s)* at hand.                     Proxy Ballot(s)* at hand.
  2.    Go to Web site www.proxyvote.com             2.    Call toll-free 1-800-690-6903.
  3.    Enter the 12-digit Control Number found on   3.    Enter the 12-digit Control Number found on your
        your Proxy Ballot(s).                              Proxy Ballot(s).
  4.    Submit your proxy using the easy-to-follow   4.    Submit your proxy using the easy-to-follow
        instructions.                                      instructions.

 * Do not mail the Proxy Ballot(s) if submitting your Proxy by Internet, fax or telephone.

                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                         To Be Held on August 1, 2000


                  NATIONS RESERVES and NATIONS ANNUITY TRUST
                           One Bank of America Plaza
                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                                1-800-653-9427

To Nations International Equity Fund Shareholders:

     PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations International Equity Fund of Nations Reserves will be held at 10:00 a.m., Eastern time, on August 1, 2000, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

   ITEM 1. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on March 6, 2000 and ending on May 15, 2000.

   ITEM 2. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on May 15, 2000 and ending on May 31, 2000.

   ITEM 3. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on May 31, 2000 and ending on the date shareholders approve a definitive agreement (or, if a definitive agreement is not approved, on May 30, 2001).

   ITEM 4. Approval of a definitive investment sub-advisory agreement with Gartmore Global Partners.

   ITEM 5. Such other business as may properly come before the Meeting or any adjournment(s).

To Nations Emerging Markets Fund Shareholders:

     PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations Emerging Markets Fund of Nations Reserves will be held at 10:00 a.m., Eastern time, on August 1, 2000, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

   ITEM 1. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on March 6, 2000 and ending on May 15, 2000.

   ITEM 2. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on May 15, 2000 and ending on May 31, 2000.

   ITEM 3. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on May 31, 2000 and ending on the date shareholders approve a definitive agreement (or, if a definitive agreement is not approved, on May 30, 2001).

   ITEM 4. Approval of a definitive investment sub-advisory agreement with Gartmore Global Partners.

   ITEM 5. Such other business as may properly come before the Meeting or any adjournment(s).

To Nations (Annuity Trust) International Growth Portfolio Shareholders:

     PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations International Growth Portfolio of Nations Annuity Trust will be held at 10:00 a.m., Eastern time, on August 1, 2000, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

   ITEM 1. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on March 6, 2000 and ending on May 15, 2000.

   ITEM 2. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on May 15, 2000 and ending on May 31, 2000.

   ITEM 3. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on May 31, 2000 and ending on the date shareholders approve a definitive agreement (or, if a definitive agreement is not approved, on May 30, 2001).

   ITEM 4. Approval of a definitive investment sub-advisory agreement with Gartmore Global Partners.

   ITEM 5. Authorization for Nations International Growth Portfolio to convert to a feeder fund in a master/ feeder structure.

   ITEM 6. Such other business as may properly come before the Meeting or any adjournment(s).

     YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE
PROPOSALS.

     Shareholders of record as of the close of business on June 5, 2000 are entitled to notice of, and to vote at, the Meetings or any adjournment(s) thereof.

     SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT(S), WHICH IS BEING SOLICITED BY THE BOARDS OF TRUSTEES OF NATIONS RESERVES AND NATIONS ANNUITY TRUST. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETINGS. SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXIES: 1) BY FAX AT (704) 388-2641; 2) BY TELEPHONE AT (800) 690-6903;
OR 3) ON-LINE AT WEBSITE WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO NATIONS RESERVES OR NATIONS ANNUITY TRUST, AS APPLICABLE, A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETINGS AND VOTING IN PERSON.

                               By Order of the Boards of Trustees,


                               RICHARD H. BLANK, JR.
                               Secretary of Nations Reserves and Nations
                               Annuity Trust


June 15, 2000

                                Proxy Statement
                              Dated June 15, 2000

                  NATIONS RESERVES and NATIONS ANNUITY TRUST
                           One Bank of America Plaza
                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                                1-800-653-9427

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Nations Reserves ("Reserves") and the Board of Trustees of Nations Annuity Trust ("Annuity Trust") at special meetings of shareholders of Nations International Equity Fund, Nations Emerging Markets Fund and Nations (Annuity Trust) International Growth Portfolio (each, a "Fund" and collectively, the "Funds"). The Board of Trustees of Reserves and the Board of Trustees of Annuity Trust are sometimes collectively referred to as the "Boards." The special meetings and any adjournment(s) are referred to as the "Meetings." The Meetings have been called to consider the following proposals:

For Nations International Equity Fund Shareholders:

     ITEM 1. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on March 6, 2000 and ending on May 15, 2000.

     ITEM 2. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on May 15, 2000 and ending on May 31, 2000.

     ITEM 3. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on May 31, 2000 and ending on the date shareholders approve a definitive agreement (or, if a definitive agreement is not approved, on May 30, 2001).

     ITEM 4. Approval of a definitive investment sub-advisory agreement with Gartmore Global Partners.

     ITEM 5. Such other business as may properly come before the Meeting or any adjournment(s).

For Nations Emerging Markets Fund Shareholders:

     ITEM 1. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on March 6, 2000 and ending on May 15, 2000.

     ITEM 2. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on May 15, 2000 and ending on May 31, 2000.

     ITEM 3. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on May 31, 2000 and ending on the date shareholders approve a definitive agreement (or, if a definitive agreement is not approved, on May 30, 2001).

     ITEM 4. Approval of a definitive investment sub-advisory agreement with Gartmore Global Partners.

     ITEM 5. Such other business as may properly come before the Meeting or any adjournment(s).

For Nations (Annuity Trust) International Growth Portfolio Shareholders:

     ITEM 1. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on March 6, 2000 and ending on May 15, 2000.

     ITEM 2. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on May 15, 2000 and ending on May 31, 2000.

     ITEM 3. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on May 31, 2000 and ending on the date shareholders approve a definitive agreement (or, if a definitive agreement is not approved, on May 30, 2001).

     ITEM 4. Approval of a definitive investment sub-advisory agreement with Gartmore Global Partners.

     ITEM 5. Authorization for Nations (Annuity Trust) International Growth Portfolio to convert to a feeder fund in a master/feeder structure.

     ITEM 6. Such other business as may properly come before the Meeting or any adjournment(s).


     Additional information about the Funds is available in their:

     o Prospectuses;

     o Statements of Additional Information, or SAIs; and

     o Annual Reports to shareholders.

     All of this information is in documents filed with the Securities and Exchange Commission (the "SEC"). The annual reports to shareholders for the fiscal year ended March 31, 2000 for Reserves and December 31, 1999 for Annuity Trust have previously been mailed to shareholders. Additional copies are available without charge by writing the address given above or by calling 1-800-321-7854. Documents also are available on the website of the SEC at www.sec.gov.

     It is expected that this Proxy will be mailed to shareholders on or about June 15, 2000.


                    APPROVAL OF THE SUB-ADVISORY AGREEMENTS

Overview

     The investment sub-adviser that manages the Funds on a day-to-day basis is Gartmore Global Partners ("Gartmore"). As described below in more detail, Gartmore has recently experienced three changes in ownership. These changes relate only to the ownership of Gartmore or Gartmore's parent companies and have not resulted, and are not expected to result, in any significant change in the Gartmore personnel who manage the Funds or in the way that the Funds are managed.

     The Investment Company Act of 1940, as amended (the "1940 Act") requires that shareholders approve a mutual fund's investment sub-advisory contract. In order to protect investors, the 1940 Act also requires that any time an investment sub-adviser undergoes a change in ownership or control, the investment sub-advisory agree-ment is automatically terminated. Shareholders must then approve a new agreement in order for the fund to continue to receive contractual sub-advisory services. In order to ensure that a fund is not left without contractual sub-advisory services after the termination of a sub-advisory agreement, but before shareholders can approve the new agreement, the 1940 Act allows a mutual fund's board of directors to approve and put into place an interim investment sub-advisory agreement, subject to certain conditions.

     On March 6, 2000, May 15, 2000 and May 31, 2000, Gartmore underwent separate changes in ownership. The first two changes led to The Royal Bank of Scotland Group plc ("RBS") becoming the indirect parent of Gartmore. The third and last change led to Nationwide Mutual Insurance Company ("Nationwide") becoming the indirect parent of Gartmore. These changes were the types of changes that could be deemed to have caused the termination of the then current investment sub-advisory agreement that each Fund had in place with Gartmore. Accordingly, interim investment sub-advisory agreements ("Interim Agreements") were approved by the Boards and put in place, as described below in more detail, and Fund shareholders are now being asked to approve and ratify each applicable Interim Agreement.

     Each Interim Agreement is substantially similar to the corresponding investment sub-advisory agreement previously approved by Fund shareholders (each, a "Previous Agreement" and collectively, the "Previous Agreements"), except with respect to certain differences required by federal securities laws that are explained below, and also except with respect to the fact that the investment sub-advisory fee rates payable under the second and third Interim Agreements are lower than those payable under both the first Interim Agreements and the Previous Agreements.

     Fund shareholders also are being solicited on a proposed new investment sub-advisory agreement (each, a "Definitive Agreement" and collectively, the "Definitive Agreements") for their Fund. If approved by shareholders, each Definitive Agreement will be the contract that governs the sub-advisory relationship with Gartmore after the Meetings. The Definitive Agreements are different in form than the Interim Agreements, although the basic array of sub-advisory services that Gartmore is required to provide under the Definitive Agreements is largely unchanged from that which Gartmore provides currently under the Interim Agreements. Additionally, the investment sub-advisory fee rates payable under the Definitive Agreements are the same as those payable under the second and third Interim Agreements.

     It is important to note that the changes in Gartmore's ownership and the related Interim and Definitive Agreements will not result in any change to the aggregate advisory fees payable by each Fund.

     Special Note for Nations International Equity Fund Shareholders Only

   Shareholders of Nations International Equity Fund may recall that the Fund is a "feeder" fund in a master/feeder structure where Nations International Equity Master Portfolio of Nations Master Investment Trust serves as the "master" portfolio (the "Master Portfolio"). Because the assets of the Fund are invested in the Master Portfolio, investment advisory and sub-advisory services are provided at the Master Portfolio level. Therefore, the Interim Agreements and Definitive Agreement affecting this Fund are not contracts with the Fund directly but rather with the Master Portfolio. As an interestholder in the Master Portfolio, the Fund will "pass-through" the vote of Fund shareholders obtained via this proxy solicitation, and will vote its interests in the Master Portfolio in the same proportion as Fund shareholders vote.

     In addition, in order to avoid confusion of terms, throughout this Proxy Statement, the terms Nations International Equity Fund and Master Portfolio (or Nations International Equity Master Portfolio) are sometimes used interchangeably.


     THE BOARDS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE EACH INTERIM AGREEMENT AND DEFINITIVE AGREEMENT APPLICABLE TO THEIR FUND.


Transaction 1 and the Interim 1 Agreements

     As of March 6, 2000, Gartmore was a joint venture, structured as a 50/50 general partnership between NB Partner Corp. and Gartmore U.S. Limited. As of that date, NB Partner Corp. was a wholly-owned subsidiary of Bank of America Corporation and Gartmore U.S. Limited was an indirect wholly-owned subsidiary of Asset Management Holdings plc ("AMH").

     Until March 6, 2000, AMH was a wholly-owned subsidiary of National Westminster Bank plc ("NatWest"), which was owned by public shareholders. On that date, RBS acquired NatWest in a tender-offer transaction ("Transaction 1"). As a result of Transaction 1, RBS acquired indirect ownership of 50% of Gartmore. Accordingly, Transaction 1 was treated as a "change in control" of Gartmore, which effected an assignment and termination of the Previous Agreements.

     The Previous Agreement for Nations International Equity Master Portfolio was last approved by shareholders on August 20, 1999. Under that Previous Agreement, BAAI paid Gartmore at an annual rate of 0.70% of the average daily net assets of the Fund. The Previous Agreement for Nations Emerging Markets Fund was last approved by shareholders on August 20, 1999. Under that Previous Agreement, BAAI paid Gartmore at an annual rate of 0.85% of the average daily net assets of the Fund. The Previous Agreement for Nations International Growth Portfolio was last approved by shareholders at a meeting held on February 25, 1998. Under that Previous Agreement, BAAI paid Gartmore at an annual rate of 0.70% of the average daily net assets of the Fund.

     Rule 15a-4 under the 1940 Act allows a mutual fund's board of directors to approve and put into place an interim investment sub-advisory agreement, subject to certain conditions. On March 3, 2000, the Board of Trustees of Reserves and the Board of Trustees of Annuity Trust approved an interim agreement among Banc of America Advisors, Inc. ("BAAI"), the investment adviser to the Funds, Gartmore and Reserves or Annuity Trust (as applicable), on behalf of each Fund (the "Interim 1 Agreements"). In accordance with the terms of Rule

15a-4, the Interim 1 Agreements (i) do not provide for any increase in the compensation to be received by Gartmore from that provided in corresponding Previous Agreements; (ii) provide that the Boards, or a majority of the Funds' outstanding shares, may terminate the Interim 1 Agreements at any time, without payment of any penalty, on not more than ten (10) days written notice to Gartmore; (iii) contain the same terms and conditions as the corresponding Previous Agreements, except for required exceptions; and (iv) provide that compensation earned by Gartmore under the Interim 1 Agreements be held in an interest-bearing escrow account to be paid to Gartmore only if the shareholders of the applicable Fund ratify their Fund's Interim 1 Agreement, and that if shareholders do not ratify such Interim 1 Agreement, Gartmore shall be entitled to a portion of such compensation that equals its costs incurred in providing services under that Interim 1 Agreement (plus interest earned on that amount while in escrow). The investment sub-advisory fee rates payable to Gartmore under the Interim 1 Agreements are at the following rates: an annual rate of 0.70% of the average daily net assets of each Fund, except Nations Emerging Markets Fund, for which the annual rate is 0.85% of that Fund's average daily net assets. These rates are the same as those payable under the corresponding Previous Agreements. The term of the Interim 1 Agreements is from March 6, 2000 through May 15, 2000.


Transaction 2 and the Interim 2 Agreements; and Transaction 3 and the Interim 3 Agreements

     Prior to the closing of Transaction 1, RBS expressed interest in selling the entire Gartmore advisory business to a third-party. Subsequently, Gartmore U.S. Limited and NB Partner Corp. entered into an agreement whereby NB Partner Corp. agreed to transfer its 50% interest in Gartmore to Gartmore Securities Limited ("Transaction 2"). Transaction 2 resulted in AMH indirectly owning 100% of Gartmore; accordingly, a sale of AMH by RBS would convey the entire Gartmore advisory business to the buyer. Following Transaction 2, Bank of America Corporation no longer held any direct or indirect interest in Gartmore. On March 30, 2000, RBS announced the sale of AMH to Nationwide ("Transaction 3"). Consequently, upon the closing of Transaction 3, Nationwide indirectly owned 100% of Gartmore. Transaction 2 closed on May 15, 2000 and Transaction 3 closed on May 31, 2000.

     At special meetings held on April 26, 2000, the Boards approved an interim agreement among BAAI, Gartmore and Reserves or Annuity Trust (as applicable), on behalf of each Fund ("Interim 2 Agreements") in connection with Transaction 2, and an interim agreement among BAAI, Gartmore and Reserves or Annuity Trust (as applicable), on behalf of each Fund ("Interim 3 Agreements") in connection with Transaction 3, in accordance with the terms of Rule 15a-4, even though the Previous Agreements had already been terminated by Transaction 1.

     The Interim 2 Agreements and Interim 3 Agreements are identical in all material respects to their corresponding Interim 1 Agreements except for their effective dates, termination dates and sub-advisory fee rates. The investment sub-advisory fee rates payable to Gartmore under the Interim 2 Agreements and Interim 3 Agreements are at the following annual rates, all of which are less than the rates payable under the corresponding Previous Agreement and Interim 1
Agreement: (i) for Nations International Equity Master Portfolio -- 0.65% of the first $60,000,000 of the Master Portfolio's average daily net assets; plus, 0.55% of the next $130,000,000 of the Master Portfolio's average daily net assets; plus 0.45% of the next $200,000,000 of the Master Portfolio's average daily net assets; plus 0.40% of the Master Portfolio's average daily net assets in excess of $390,000,000; (ii) for Nations Emerging Markets Fund -- 0.66% of the average daily net assets of the Fund; and (iii) for Nations International Growth Portfolio -- 0.54% of the average daily net assets of the Fund.

     The term of each Interim 2 Agreement is from May 15, 2000 through May 31, 2000, and the term of each Interim 3 Agreement is from May 31, 2000 through the date that Fund shareholders approve a Definitive Agreement (or, if a Definitive Agreement is not approved, through May 30, 2001 and continuing indefinitely thereafter so long as the Boards approve it annually).


The Definitive Agreements

     At the same special meetings held on April 26, 2000, the Boards also approved the Definitive Agreements. The Definitive Agreements are based on a new uniform form of agreement that the entire Nations Funds complex is in the process of implementing. Accordingly, each Definitive Agreement will be different in form than its corresponding Previous Agreement and Interim Agreements, although the scope and type of services under each Definitive Agreement are substantially the same as those provided under the corresponding Interim Agreements and Previous Agreements.

     This new form of agreement is more efficient for the Funds and BAAI to utilize because of its standardization. In addition, the Definitive Agreements benefit the Funds by providing for the indemnification of the Funds by Gartmore under certain circumstances. Specifically, Gartmore agrees to hold the Funds harmless from any and all direct or indirect claims, losses, liabilities or damages resulting from (i) a breach of fiduciary duty with respect to the receipt of compensation for services, (ii) from willful misfeasance, bad faith or negligence on the part of Gartmore or any of its officers, directors, employees or agents in connection with their duties under the Definitive Agreements, (iii) from reckless disregard by Gartmore or its officers, directors, employees or agents of any of their obligations and duties under the Definitive Agreements, or (iv) from any violations of federal or state securities laws, rules, regulations, statutes and codes by Gartmore or any of its officers, directors, employees or agents. The indemnity provided by Gartmore does not apply to the extent that any loss is caused by the breach of duty, misfeasance, bad faith or negligence on the part of the Fund or BAAI. In an attempt to further protect the Funds, the Definitive Agreements require Gartmore to maintain a blanket bond and professional liability insurance in an amount reasonably acceptable to BAAI.

     The Definitive Agreements contain additional provisions that are intended to ensure continued consistency in the services provided to the Funds. For example, if Gartmore becomes aware of any event or occurrence that could have a material impact on the performance of its duties, the Definitive Agreements require Gartmore to provide notice of such event to BAAI and the Funds. This will enable the Funds and BAAI to avoid any interruptions in the sub-advisory services provided to the Funds that might result from events beyond the control of the Funds.

     The investment sub-advisory fee rates payable to Gartmore under the Definitive Agreements are at the same rates shown above for the Interim 2 Agreements and Interim 3 Agreements. The term of the Definitive Agreements will be two years beginning on the date that they are approved by shareholders and may continue in effect indefinitely after that initial two year period so long as the relevant Board approves them annually thereafter.

Board Consideration

     At in-person meetings held on March 3, 2000, the Boards considered matters relating to Transaction 1 and approved the Interim 1 Agreements. Such approvals were made by the Boards, including a majority of the Trustees who were not parties to the Interim 1 Agreements or "interested persons," as such term is defined under Section 2(a)(19) of the 1940 Act, of any party to such Agreements. Specifically, the Boards determined that the compensation payable under the Interim 1 Agreements was fair and reasonable and did not reflect an increase in compensation from the corresponding Previous Agreements. The Boards also determined that the scope and quality of services to be provided to the Funds under the Interim 1 Agreements would be at least equivalent to the scope and quality of services provided under the corresponding Previous Agreements.

     At in-person meetings held on April 26, 2000, the Boards considered matters relating to Transactions 2 and 3 and approved the Interim 2 Agreements, Interim 3 Agreements and Definitive Agreements. Such approvals were made by the Boards, including a majority of the Trustees who were not parties to such Interim Agreements or Definitive Agreements or "interested persons," as such term is defined under Section 2(a)(19) of the 1940 Act, of any party to such Agreements. Specifically, the Boards determined that the compensation payable under the Interim 2 Agreements, Interim 3 Agreements and Definitive Agreements was fair and reasonable and did not reflect an increase in compensation from the corresponding Interim 1 Agreements. The Boards also determined that the scope and quality of services to be provided to the Funds under the Interim 2 Agreements, Interim 3 Agreements and Definitive Agreements would be at least equivalent to the scope and quality of services provided under the Interim 1 Agreements. The Boards also noted that the Definitive Agreements were based on a new uniform form of agreement that the entire Nations Funds complex was in the process of implementing. In this regard, the Boards determined that this new form of agreement would be more efficient for the Funds and BAAI to utilize because of its standardization. Accordingly, the Boards determined that while each Definitive Agreement will be different in form than its corresponding Previous Agreement and Interim Agreements, the scope and type of services contemplated under each Definitive Agreement are substantially the same as those provided under the corresponding Interim Agreements and Previous Agreement.

     With respect to the Master Portfolio, these same determinations and approvals were made by the Board of Trustees of Nations Master Investment Trust.


Information Regarding Gartmore

     Gartmore is registered as an investment adviser under the Investment Advisers Act of 1940, with principal offices at Gartmore House, 8 Fenchurch Place, London EC3M 4PH England. It currently serves as investment sub-adviser to the Funds pursuant to the Interim 3 Agreements.

     Under the Interim 1 Agreements, Gartmore's indirect parents were Bank of America Corporation and RBS. Bank of America Corporation is a Delaware financial holding company that provides banking and non-banking financial services and products through various subsidiaries. Its subsidiary Bank of America, N.A. ("Bank of America") is the nations largest banking institution.

     Under the Interim 2 Agreements, Gartmore's indirect parent was RBS. RBS is a publicly owned company with its registered office at 36 St. Andrew Square, Edinburgh EH2 2YB, Scotland, which provides banking, insurance, and related financial services with a core market in the United Kingdom, but is also active in Europe and the north-eastern United States.

     Under the Interim 3 Agreements, Gartmore's indirect parent is Nationwide. Nationwide is an Ohio mutual insurance company with its principal executive offices located at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is the controlling company of the Nationwide Insurance Enterprise, an insurance and financial services organization (the "Enterprise"). In 1997, Nationwide had $5.1 billion of net written premium. Nationwide is a party to the Nationwide Intercompany Pooling Agreement (the "Nationwide Pooling Agreement") with 12 other property and casualty insurance companies within the Enterprise which provides that Nationwide shares in a specified percentage of the combined underwriting results and dividends to policyholders incurred by such companies (the "Nationwide Pool"). The insurance companies comprising the Nationwide Pool were the sixth largest property and casualty insurance group and were the fourth largest automobile insurance group in the United States, with approximately $8.4 billion in total net written premium at December 31, 1997 and approximately a 3.3% market share. Nationwide was originally chartered in the State of Ohio in 1925 as the Farm Bureau Mutual Automobile Insurance Company and it adopted its present name in 1955.

     The principal executive officers of Gartmore are listed below.



Name and Address                    Position at Gartmore            Principal Occupation
---------------------------------   -----------------------------   ------------------------------------
Chris Russell                       Director                        Director and Head of Overseas
 8 Fenchurch Place, London EC3M                                     Businesses, Gartmore
 4PH, England                                                       Investment Management plc

Peter Chambers                      Director                        Director and Chief Investment
 8 Fenchurch Place, London EC3M                                     Officer, Gartmore Investment
 4PH, England                                                       Management plc

Stephen Watson                      Chief Investment Officer        Chief Investment Officer of
 8 Fenchurch Place, London EC3M                                     Gartmore
 4PH, England

Dick Hoag                           Managing Director, Business     Managing Director, Business
 335 Madison Avenue, New York,      Development                     Development of Gartmore
 NY 10017

James Donatell                      Director                        Executive Vice President, Sales and
 1200 River Road, Conshohocken,                                     Distribution,
 PA 19428                                                           Villanova Capital

     The aggregate amount paid to Gartmore by BAAI for each Fund for the period April 1, 1999 through March 31, 2000 was as follows: $2,194,329 for Nations International Equity Master Portfolio; $102,346 for Nations Emerging Markets Fund and, for the period January 1, 1999 through December 31, 1999, $1,205,459 for Nations International Growth Portfolio. The aggregate amount paid to Gartmore by BAAI for all of the mutual funds in the Nations Funds family for the period April 1, 1999 through March 31, 2000 was $3,502,134.

     Gartmore also serves as investment sub-adviser to one other international portfolio in the Nations Funds family: Nations International Growth Fund. For services provided pursuant to its investment sub-advisory agreement, BAAI pays Gartmore sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.54% of the average daily net assets of such fund. As of March 31, 2000, Nations International Growth Fund had assets of $119,727,924. Shareholders of Nations International Growth Fund are being solicited separately to approve similar interim investment sub-advisory agreements and also a reorganization of that fund into Nations International Equity Fund.

     For the fiscal year ended March 31, 2000 for Reserves and for the fiscal year ended December 31, 1999 for Annuity Trust, Gartmore waived or otherwise reduced its compensation entitled to it for providing investment sub-advisory services to the Funds in an amount equal to $223,593.

     James B. Sommers, a trustee of Reserves and Annuity Trust, owns shares of Bank of America Corporation. No other officer or trustee of Reserves, Annuity Trust or Nations Master Investment Trust is an officer, employee, director, general partner or shareholder of BAAI, Gartmore or any of their affiliates.

Other Information

     BAAI serves as the Funds' investment adviser, except for Nations International Equity Fund, whose investment advisory services are provided at the Master Portfolio level. BAAI also serves as the Funds' co-administrator. Its address is 101 South Tryon Street, Charlotte, North Carolina 28255. Stephens Inc. serves as the Funds' principal underwriter and co-administrator. Its address is 111 Center Street, Little Rock, Arkansas 72201.


           FOR NATIONS (ANNUITY TRUST) INTERNATIONAL GROWTH PORTFOLIO
                 SHAREHOLDERS ONLY -- AUTHORIZATION OF THE FUND
                    TO CONVERT TO A MASTER/FEEDER STRUCTURE

Overview of the Proposal

     The Nations (Annuity Trust) International Growth Portfolio currently is a stand-alone mutual fund -- that is to say, it invests directly in a portfolio of securities. In contrast, a "feeder" fund in a master/feeder structure is a mutual fund that does not invest directly in a portfolio of securities but rather invests all of its assets in another mutual fund called a master portfolio, which has an identical investment objective and principal investment strategies. As detailed below, a master/feeder structure can be used to pool assets from multiple feeders into a larger master portfolio which can be managed more efficiently. The Nations (Annuity Trust) International Growth Portfolio may decide to convert to a feeder fund in the future, and accordingly, Fund shareholders are being asked now to authorize the Fund to do so at some future date. If shareholder approval is obtained, there is no guarantee that the Fund would exercise such authority within a specific period of time or even exercise the authority at all. Nevertheless, if the Fund did convert to a feeder fund, Fund shareholders would not be re-solicited but would be made aware of the change by a supplement to the Fund's prospectus.

     THE BOARD OF NATIONS ANNUITY TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO AUTHORIZE NATIONS (ANNUITY TRUST) INTERNATIONAL GROWTH PORTFOLIO TO CONVERT TO A FEEDER FUND IN A MASTER/FEEDER STRUCTURE.


Board Consideration

     At an in-person meeting held on March 3, 2000, the Board of Trustees of Annuity Trust considered the matter of authorizing Nations (Annuity Trust) International Growth Portfolio to convert to a feeder fund in a master/feeder structure. Noting the potential advantages and disadvantages and various aspects of a master/feeder structure, the Board approved such authorization. The Board also noted that prior to any actual conversion into a master/feeder structure, the Board would at such time have to determine that such a conversion would be in the best interest of the Fund and its shareholders.


Master/Feeder Structures

     One potential advantage of a master/feeder structure is that feeder funds investing in the same master portfolio can reduce their expenses through sharing the costs of managing a larger combined pool of assets. Another potential advantage of such a structure is that the master portfolio may have opportunities to pursue other distribution channels -- such as insurance company separate accounts -- that may not otherwise be available to the same extent as stand-alone mutual funds. Typically, a feeder in a master portfolio has an investment objective, principal investment strategies and principal investment risks that are identical to that of the master portfolio.

     Feeders in a master portfolio typically invest on the same terms and conditions and pay a proportionate share of the master portfolio's expenses, although such expenses and fees are reflected in the total operating expense ratios that are shown in a fund's prospectus. However, all feeder funds in a master portfolio are not required to sell their shares at the same offering price and may sell shares with different sales loads and on-going administrative and other expenses. Therefore, one feeder fund's shareholders may have different returns than shareholders in another feeder fund that all invest in the same master portfolio.

     If the Fund were to convert to a feeder fund, it could subsequently withdraw its entire investment from a master portfolio and once again become a stand-alone Fund if the Board of Trustees of Annuity Trust determines that such course is in the best interests of the Fund to do so. Also, other investors (e.g., other feeder funds) in a master portfolio may similarly withdraw their investment at any time. The Fund might withdraw, for example, if the master portfolio changed its investment objective, policies and limitations in a manner unacceptable to the Board of Trustees of Annuity Trust. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the master portfolio to the Fund. That distribution could result in a less diversified portfolio of investments for the Fund and could adversely affect the liquidity of the Fund's investment portfolio. In addition, if securities were distributed, the Fund generally would incur brokerage commissions, capital gains or losses, and/or other charges in converting the securities to cash. This could result in a lower net asset value of a shareholder's shares and/or certain adverse tax consequences for a shareholder.


     None of the Fund's fundamental or non-fundamental policies currently prohibit the Fund from converting to a master/feeder structure. Accordingly, the Board could convert the Fund to a master/feeder structure without seeking shareholder authorization. Nevertheless, the Board has decided to seek shareholder authorization of the possible future change in order to confirm its authority to do so, and to ensure that shareholder support exists. Among other things, shareholder authorization will ensure that the Board can convert the Fund without incurring the cost of a future proxy solicitation, even if certain features or service providers of the master portfolio differ from those of the Fund. The differences are likely to be relatively insignificant from a shareholder's perspective. In addition, overall fee levels are unlikely to increase as a result of such a conversion. Even if fees do increase, the Board is not required to and may not solicit Fund shareholders on a specific proposal at that time. For example, a master portfolio may use a different custodian or may have a different compensation arrangement for its fund accountant. It is possible that more significant differences (e.g., a different advisory/sub-advisory arrangement or different fundamental investment policies) are presented. In no event will the Board of Annuity Trust approve a conversion unless it concludes that such conversion would be in the best interest of the

Fund and its shareholders at the time and in light of all of the circumstances presented. Additionally, even if the differences are sufficiently significant that the Board concludes that a proposed conversion would fundamentally alter the investment characteristics of the Fund, the Board is not required to and may not solicit Fund shareholders on a specific proposal at that time. At a minimum, the details of any change will be provided at the time via a supplement or update to the Fund's prospectus.

     If the Fund were to convert to a feeder fund, it would be an interestholder in the master portfolio. This means that any matter upon which all interestholders of the master portfolio would be entitled to vote (for example, a new investment advisory contract) would be voted upon by each feeder fund to the master portfolio. In determining how to vote its interests, the Fund might either (a) submit the matter to its shareholders and vote its interests in the same proportion as its shareholders vote, or (b) vote its interests in the same proportion as other interests are voted.


Taxation of a Master/Feeder Structure

     A master portfolio typically is treated as a partnership for federal income tax purposes rather than as a regulated investment company or a corporation under the Internal Revenue Code of 1986, as amended (the "Code"). Under the rules applicable to a partnership, a proportionate share of any interest, dividends, gains and losses of the master portfolio will be deemed to have been realized (i.e., "passed-through") to its interest holders, regardless of whether any amounts are actually distributed by the master portfolio. Each interestholder in the master portfolio, would be taxed on its share (as determined in accordance with the governing instruments of the master portfolio, the Code and applicable U.S. Treasury Regulations promulgated thereunder) of the master portfolio's income and gains in determining such holder's taxable income. It is intended that the master portfolio's assets, income and distributions will be managed in such a way that an interestholder in the master portfolio will be able to qualify as a regulated investment company.

     Shares of the Fund are only offered to shareholders through a variable annuity contract or variable insurance policy of a participating insurance company. As discussed in the prospectus for such variable annuity contract or variable insurance policy, the contract or policy may qualify for favorable tax treatment. As long as the variable annuity contract or variable insurance policy maintains favorable tax treatment, shareholders will only be taxed on their investment in the Fund through such contract or policy, regardless of the transfer of Fund shares or the Fund's distributions of net investment income and realized capital gains. In order to qualify for such treatment, among other things, the "separate accounts" of participating insurance companies, which maintain and invest net proceeds from the variable annuity contracts and variable insurance policies, must be "adequately diversified." The Fund intends to operate in such a manner so that a separate account investing in Fund shares on behalf of a holder of a variable annuity contract or variable insurance policy will be "adequately diversified." If the Fund were to convert to a master/feeder structure, the Master Portfolio similarly would intend to be "adequately diversified."

                                VOTING MATTERS

General Information

     This Proxy Statement is being furnished in connection with the solicitation of proxies for the Meetings by the Boards. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of Reserves and Annuity Trust also may solicit proxies by telephone or otherwise. In this connection, each has retained ADP Proxy Services to assist in the solicitation of proxies. Shareholders may submit their proxy: (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope; (2) by fax, by marking, signing, dating and faxing the enclosed proxy ballot(s) to ADP Proxy Services at (704) 388-2641; (3) by phone at (800) 690-6903; or 4) by on-line voting at
www.proxyvote.com. Any shareholder submitting a proxy may revoke it at any time before it is exercised at the Meetings by submitting to Reserves or Annuity Trust, as applicable, a written notice of revocation addressed to Reserves or Annuity Trust, as applicable, at the address shown on the cover page of this Proxy Statement, or a subsequently executed proxy or by attending the Meetings and voting in person.

     Any expenses incurred as a result of hiring ADP Proxy Services or any other proxy solicitation agent will be borne by BAAI, Gartmore and/or their affiliates.

     Only shareholders of record at the close of business on June 5, 2000 will be entitled to vote at the Meetings. On that date, 63,749,860 shares of Nations International Equity Fund, 4,335,302 shares of Nations Emerging Markets Fund and 6,856,583 shares of Nations International Growth Portfolio were outstanding and entitled to be voted. Each whole and fractional share of a Fund is entitled to a whole or fractional vote.

     If the accompanying proxy ballot(s) is executed and returned in time for the Meetings, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meetings.

Special Note for Shareholders of Nations (Annuity Trust)
International Growth Portfolio

   The Hartford Life Insurance Company ("The Hartford") is the legal owner of all Fund shares held in the separate account, which is registered as a unit investment trust under the 1940 Act and where The Hartford sets aside and invests the assets of certain of its annuity contracts. Accordingly, The Hartford has the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, The Hartford will:
 (i) notify each annuity contract owner ("Owner") of the Meeting if the shares held for that Owner's contract may be voted; (ii) send proxy materials and a form of instructions that each Owner can use to tell The Hartford how to vote the Fund shares held for such contract; (iii) arrange for the handling and tallying of proxies received from Owners; (iv) vote all Fund shares attributable to such Owner's contract according to instructions received from such Owner, and (iv) vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

Quorum

     A quorum is constituted with respect to Nations International Equity Fund and Nations Emerging Markets Fund by the presence in person or by proxy of the holders of more than one-half of the outstanding shares of each Fund entitled to vote at their Meetings. A quorum is constituted with respect to Nations International Growth Portfolio by the presence in person or by proxy of the holders of more than one-third of the outstanding shares of the Fund entitled to vote at its Meeting.

     For purposes of determining the presence of a quorum for transacting business at the Meetings, abstentions will be treated as shares that are present at the Meetings but which have not been voted. Accordingly, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals of the Interim Agreements and the Definitive Agreements. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

     In the event that a quorum is not present for any of the Meetings, or in the event that a quorum is present at such Meetings but sufficient votes to approve any proposed item are not received by a Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meetings in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s).


Shareholder Approval

     The Interim Agreements and the Definitive Agreements are being submitted for approval at the Meetings by each Fund's shareholders pursuant to the respective charter documents of each of Reserves and Annuity Trust, and were unanimously approved by the Boards at meetings held on March 3, 2000 and April 26, 2000. The 1940 Act requires that each Interim Agreement and Definitive Agreement must be approved by a "majority of the outstanding shares" of a Fund. The 1940 Act defines the term "majority of the outstanding shares" to mean the lesser of: (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present; or (ii) more than 50% of the outstanding shares of the Fund.

     If an Interim Agreement is not approved by shareholders, Gartmore would be entitled to receive for the period covered by such Interim Agreement a portion of such compensation that equals its costs incurred in providing services under the Interim Agreement (plus interest earned on that amount while in escrow). If neither the Interim 3 Agreement nor a Definitive Agreement is approved for a Fund, the relevant Board will consider what further action is appropriate.

     With respect to the proposal relating to Nations (Annuity Trust) International Growth Portfolio's authority to convert to a feeder fund in a master/feeder structure, such proposal shall be deemed approved by shareholders if a majority of shares voted at the Meeting vote to approve the item.

Principal Shareholders

     The table below shows the name, address and share ownership of each person known to Reserves and/or Annuity Trust to have ownership with respect to 5% or more of a class of a Fund as of June 5, 2000. Each shareholder is known to own as of record the shares indicated below. Any shareholder known to Reserves and/or Annuity Trust to own such shares beneficially is designated by an asterisk.



                                                                  Class; Amount of     Percentage     Percentage
           Fund                       Name and Address              Shares Owned        of Class       of Fund
--------------------------   ---------------------------------   ------------------   ------------   -----------
Nations Emerging Markets     The Antioch Fund                    Investor A;              11.78%         0.54%
  Fund                       C/O CPTR, LLC                       22,692.890
                             30 Tower Lane
                             Avon, CT 06001

                             Charles Schwab & Co, Inc.           Investor A;               9.84%         0.45%
                             Special Custody Account             18,942.810
                             For Benefit of Customers
                             Attn: Mutual Funds
                             101 Montgomery Street
                             San Fransisco, CA 94104

                             Dean Witter Reynolds                Investor C;              20.15%         0.00%
                             CUST For                            1,567.538
                             Susan C Ragland
                             PO Box 250 Church Street Station
                             New York, NY 1008-0250

                             Dean Witter Reynolds                Investor C;              20.12%         0.00%
                             CUST For                            1,565.245
                             George A Ragland
                             PO Box 250 Church Street Station
                             New York, NY 1008-0250

                             MLPF&S For the Sole                 Investor C;               9.32%         0.00%
                             Benefit of its Customers            725.000
                             Attn: Service Team
                             4800 Deer Lake Drive, East
                             3rd Floor
                             Jacksonville, FL 32246

                             NFSC FEBO W17-648345                Investor C;               7.72%         0.00%
                             NFSC/FMTC IRA                       600.743
                             FBO Carroll L Terrell
                             6502 Woodrow Terr
                             Richmond, VA 23228

                             William D Ratliff III               Investor C;               5.29%         0.00%
                             201 Main Street Suite 2200          411.221
                             Fort Worth, TX 76102

                             Bank of America, NA                 Primary A;               97.88%        88.07%
                             Attn: Tony Farrer                   3,692,358.629
                             1401 Elm Street 11th Floor
                             Dallas, TX 75202-2911

                             Stephens, Inc.                      Primary B;              100.00%         0.00%
                             Attn: Cindy Cole                    2.432
                             111 Center Street
                             Little Rock, AR 72201

                                                                     Class; Amount of    Percentage     Percentage
             Fund                        Name and Address              Shares Owned       of Class        of Fund
------------------------------   --------------------------------   -----------------   ------------   ------------
Nations International Equity     Bank of America, NA                Investor A;              9.30%          0.55%
  Fund                           Attn: Tony Farrer                  353,089.225
                                 1401 Elm Street 11th Floor
                                 Dallas, TX 75202-2911

                                 Mellon Bank NA TTEE                Investor A;              8.91%          0.52%
                                 SMM Trust 1999-J                   338,056.976
                                 U/A DTD 12/8/99
                                 429 SM Blvd #470
                                 Santa Monica, CA 90401

                                 Oasis Capital Management           Investor A;              5.91%          0.35%
                                 Operations                         224,391.838
                                 4111 East 37th St, N
                                 Wichita, KS 67220

                                 H Grayson Mitchell Jr. and         Investor C;             12.71%          0.00%
                                 John Rawls, TTEE FBO               9,724.459
                                 Grayson Mitchell Inc. 401K Plan
                                 PO Box 128
                                 Emporia, VA 23847

                                 CA Porterfield & Rosalee           Investor C;              9.97%          0.00%
                                 Moxley & Frank Minton              7,624.908
                                 TTEES FBO
                                 Starmount Company
                                 Employees Tax Deferred
                                 Savings Plan
                                 PO Box 10349
                                 Greensboro, NC 27404-0349

                                 E Larry Fonts TTE FBO              Investor C;              9.15%          0.00%
                                 Central Dallas Association         6,998.760
                                 Profit Sharing Plan
                                 1201 Elm Street Suite 5310
                                 Dallas, TX 75270

                                 Tatsushi T Kubo, Max W             Investor C;              8.25%          0.00%
                                 Dahlgren & John Dahlgren           6,314.813
                                 TTEES FBO
                                 Epic Products International
                                 Corporation 401K Plan
                                 PO Box 5808
                                 Arlington, TX 76005-5808

                                 BNY CUST IRA FBO                   Investor C;              7.82%          0.00%
                                 Celestine A Thelen                 5,982.371
                                 8501 Manastash Rd
                                 Ellensburg, WA 98926

                                 CA Porterfield & Rosalee           Investor C;              6.70%          0.00%
                                 Moxley & Frank Minton              5,122.748
                                 TTEES FBO
                                 Starmount Company
                                 Capital Accumulation Plan
                                 PO Box 10349
                                 Greensboro, NC 27404-0349

                                                                Class; Amount of    Percentage     Percentage
             Fund                      Name and Address           Shares Owned       of Class        of Fund
------------------------------   ---------------------------   -----------------   ------------   ------------
Nations International Equity     NFSC FEBO W17-662862          Investor C;              6.38%          0.00%
  Fund (continued)               NFSC/FMTC IRA Rollover        4,879.445
                                 FBO Linda G Walker
                                 7 Sally Street
                                 Spartanburg, SC 29301

                                 Donald R Atkins and David     Investor C;              5.11%          0.00%
                                 R Morgan TTEES                3,907.599
                                 Lyndon Steel 401K Profit
                                 Sharing Plan
                                 1947 Union Cross Road
                                 Winston-Salem, NC 27107

                                 Bank of America, NA           Primary A;              90.07%         81.80%
                                 Attn: Tony Farrer             51,905,368.401
                                 1401 Elm Street 11th Floor
                                 Dallas, TX 75202-2911

                                 Bank of America, NA           Primary A;               5.48%          4.98%
                                 TTEE NB 401K Plan             3,159,419.515
                                 U/A DTD 01/01/1983
                                 PO Box 2518/TX4-213-03-13
                                 Houston, TX 77252-2518

                                 Stephens, Inc.                Primary B;             100.00%          0.00%
                                 Attn: Cindy Cole              1.735
                                 111 Center Street
                                 Little Rock, AR 72201

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. As of June 5, 2000, Bank of America had voting control of 78.69% of the Emerging Markets Fund's outstanding shares and 84.49% of the International Equity Fund's outstanding shares. Accordingly, the Bank of America may be considered to "control" such Funds. The address of Bank of America is: 1401 Elm Street, 11th Floor, Dallas, TX 75202-2911. Bank of America's control is likely to increase the chance that the Funds' shareholders will approve the proposed items.

     As of June 5, 2000, the officers and Trustees of Reserves and Annuity Trust, as a group, owned less than 1% of any class of a Fund.


Annual Meetings and Shareholder Meetings

     Neither Reserves nor Annuity Trust presently hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act.

                                OTHER BUSINESS

     The Boards know of no other business to be brought before the Meetings. However, if any other matters properly come before the Meetings, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


                             SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to Reserves or Annuity Trust in writing at the address, or by phone at the phone number, on the cover page of this Proxy Statement.

                                  *    *    *

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY BALLOT(S) AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY SUBMIT PROXIES BY FAX, TELEPHONE OR ON-LINE.

     RESERVES AND/OR ANNUITY TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF MARCH 31, 2000 ANNUAL REPORT FOR NATIONS EMERGING MARKETS FUND AND NATIONS INTERNATIONAL EQUITY FUND, AND THE DECEMBER 31, 1999 ANNUAL REPORT FOR NATIONS (ANNUITY TRUST) INTERNATIONAL GROWTH PORTFOLIO TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO: NATIONS RESERVES OR NATIONS ANNUITY TRUST, ONE BANK OF AMERICA PLAZA, 101 SOUTH TRYON STREET, CHARLOTTE, N.C. 28255 OR BY TELEPHONE AT 1-800-321-7854.

            Please fold and detach card at perforation before mailing



NATIONS INTERNATIONAL GROWTH PORTFOLIO
Special Meeting of Shareholders to be held on August 1, 2000

         The undersigned hereby appoints Richard H. Blank and Carolyn Wyse (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations International Growth Portfolio (the "Fund") of Nations Annuity Trust ("Nations") to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on August 1, 2000, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED JUNE 15, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE FUND AND NATIONS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER BY THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY FAX (FRONT AND BACK) AT (704) 388-2641.


                                             -----------------------------------

                                             -----------------------------------

                                             Please sign above exactly as your
                                             name(s) appear(s) hereon. Corporate
                                             proxies should be signed in full
                                             corporate name by an authorized
                                             officer. Each joint owner should
                                             sign personally. Fiduciaries should
                                             give full titles as such.

           Please fold and detach card at perforation before mailing


THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

ITEM 1. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on March 6, 2000 and ending on May 15, 2000.

                                    FOR           AGAINST         ABSTAIN
                                    [ ]             [ ]             [ ]


ITEM 2. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on May 15, 2000 and ending on May 31, 2000.

                                    FOR           AGAINST         ABSTAIN
                                    [ ]             [ ]             [ ]


ITEM 3. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on May 31, 2000 and ending on the date shareholders approve a definitive agreement (or, if a definitive agreement is not approved, on May 30, 2001).

                                    FOR           AGAINST         ABSTAIN
                                    [ ]             [ ]             [ ]


ITEM 4. Approval of a definitive investment sub-advisory agreement with Gartmore Global Partners.

                                    FOR           AGAINST         ABSTAIN
                                    [ ]             [ ]             [ ]

            Please fold and detach card at perforation before mailing


ITEM 5. Authorization for Nations International Growth Portfolio to convert to a feeder fund in a master/feeder structure.

                                    FOR           AGAINST         ABSTAIN
                                    [ ]             [ ]             [ ]


In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                        -----------------------   --------
                                        Signature                   Date

-----------------------   --------
Signature (Joint Owners)